UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 11, 2006

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In October 2004, the American Jobs Creation Act of 2004 amended the Internal Revenue Code to add section 409A (“Section 409A”), which imposes significant restrictions on nonqualified deferred compensation. On October 11, 2006, the Board of Directors of Apogee Enterprises, Inc. (the “Company”) approved amendments to the Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan, the Apogee Enterprises, Inc. Deferred Incentive Compensation Plan, the Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors and the Apogee Enterprises, Inc. Partnership Plan in order to bring such plans into compliance with Section 409A and associated regulations. In addition, the Company’s Board of Directors approved an amendment to change the accrual of benefit formula in the Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan. Unless otherwise indicated, the amendments to the plans generally became effective as of January 1, 2005. Descriptions of the plan amendments are set forth below. Such descriptions are qualified in their entirety by reference to the full text of the amended plans, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.5 and incorporated herein by reference.

Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement) (the “SERP”)

The SERP was bifurcated into pre-2005 and post-2004 benefits for each participant in the SERP. The pre-2005 benefits, which is the portion of each participant’s benefit that was earned and vested as of December 31, 2004, will continue to be administered in accordance with the laws and SERP rules as they existed prior to the passage of Section 409A, with the understanding that there will be no material modifications to these benefits. The post-2004 benefits, however, are subject to the following changes:

•	The ability to receive a distribution upon a Termination of Employment (as previously defined in the SERP) has been changed to permit a distribution upon a Separation from Service (as defined in Section 409A). The Separation from Service definition differs from the Termination of Employment definition in that (1) a Separation from Service can occur with a significant reduction in remuneration or services provided and (2) a Separation from Service will not occur merely because the employee relationship with the Company changes to an independent contractor or consulting relationship.

•	Key Employees (as defined in Section 409A) participating in the SERP are no longer permitted to receive a distribution from the SERP due to Termination of Employment until six months after the Key Employee’s Termination of Employment, unless the Key Employee dies during such six-month period.

•	Each participant must elect when the participant’s distribution will commence, and the form of such distribution, prior to December 31, 2006, for individuals who were participants prior to December 31, 2006, or within 30 days after the individual becomes eligible for the SERP, if the individual becomes a participant after December 31, 2006.

In addition, the SERP will not be terminated and benefits will not be distributed unless such actions are permitted by Section 409A and associated regulations.

First Amendment to Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement) (the “First Amendment”)

The First Amendment changes the accrual of benefits formula under the SERP. The previous formula was 2% multiplied by the participant’s Average Monthly Compensation multiplied by years of service. The new formula set forth in the First Amendment is (a) 2% multiplied by the participant’s Average Monthly Basic Compensation multiplied by years of service plus (b) 4% multiplied by the participant’s Average Monthly Bonus Compensation multiplied by years of service. This change was made to maintain consistent accruals under the SERP following changes made to the Company’s bonus programs. The First Amendment became effective as of January 1, 2006.

Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (the “Deferred Compensation Plan”)

The Deferred Compensation Plan was bifurcated into pre-2005 and post-2004 accounts for each participant. The pre-2005 account, which is the portion of each participant’s account that was earned and vested as of December 31, 2004, will continue to be administered in accordance with the laws and Deferred Compensation Plan rules as they existed prior to the passage of Section 409A, with the understanding that there will be no material modifications to these accounts. The post-2004 accounts, however, are subject to the following changes:

•	The option of receiving a distribution due to a Financial Hardship (as previously defined in the Deferred Compensation Plan) has been changed to permit a distribution upon an Unforeseeable Emergency (as defined in Section 409A). While the definition of Unforeseeable Emergency is substantially similar to the previous definition of Financial Hardship, it does limit the permissible circumstances for such a distribution.

•	The ability to receive a distribution upon a Termination of Employment (as previously defined in the Deferred Compensation Plan) has been changed to permit a distribution upon a Separation from Service (as defined in Section 409A). The Separation from Service definition differs from the Termination of Employment definition in that (1) a Separation from Service can occur with a significant reduction in remuneration or services provided and (2) a Separation from Service will not occur merely because the employee relationship with the Company changes to an independent contractor or consulting relationship.

•	The Company no longer has the right to alter the election made by the participant with respect to the participant’s commencement date or the participant’s form of distribution.

•	Key Employees (as defined in Section 409A) participating in the Deferred Compensation Plan are no longer permitted to receive a distribution from the Deferred Compensation Plan due to a Termination of Employment until six months after the Key Employee’s Termination of Employment, unless the Key Employee dies during such six-month period.

The Deferred Compensation Plan was also amended to limit the amendments to the plan that can occur after a Change in Control (as defined in the Deferred Compensation Plan) of the Company. In addition, the Deferred Compensation Plan will not be terminated and accounts will not be distributed unless such actions are permitted by Section 409A and associated regulations.

Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) (the “Non-Employee Director DCP”)

The following amendments were made to the Non-Employee Director DCP:

•	The time and duration of a deferral election were changed to provide that a deferral election must be made on or before December 31 for the following calendar year and must stay in effect for the entire calendar year. Any changes made to future deferral elections will not be effective until the following calendar year. New directors will be eligible to make a deferral election within 30 days of being eligible to participate in the Non-Employee Director DCP.

•	A provision was added to the Change of Control definition in the Non-Employee Director DCP that states that none of the Change of Control events will be considered a Change of Control unless such event constitutes a Change of Control as defined in Section 409A and associated regulations.

•	The Non-Employee Director DCP will not be terminated and accounts will not be distributed unless such actions are permitted by Section 409A and associated regulations.

Apogee Enterprises, Inc. Partnership Plan (2005 Restatement) (the “Partnership Plan”)

As previously disclosed, the Partnership Plan was discontinued for fiscal 2006 and beyond. The Company’s executives, however, still have balances in the Partnership Plan. The following amendments were made to the Partnership Plan:

•	The option of receiving a distribution due to a Financial Hardship (as formerly defined in the Partnership Plan) has been changed to permit a distribution upon an Unforeseeable Emergency (as defined in Section 409A). While the definition of Unforeseeable Emergency is substantially similar to the previous definition of Financial Hardship, it does limit the permissible circumstances for such a distribution.

•	The ability to receive a distribution upon a Termination of Employment (as formerly defined in the Partnership Plan) has been changed to permit a distribution upon a Separation from Service (as defined in Section 409A). The Separation from Service definition differs from the definition of Termination of Employment in that (1) a Separation from Service can occur with a significant reduction in remuneration or services provided and (2) a Separation from Service will not occur merely because the employee relationship with the Company changes to an independent contractor or consulting relationship.

•	The Company no longer has the right to alter the election made by the participant with respect to the participant’s commencement date or the participant’s form of distribution.

•	Key Employees (as defined in Section 409A) participating in the Partnership Plan are no longer permitted to receive a distribution from the Partnership Plan due to a Termination of Employment until six months after the Key Employee’s Termination of Employment, unless the Key Employee dies during such six-month period.

•	The deadline for making a deferral election was changed to require that the election be made prior to the commencement of the calendar year which includes the first day of the fiscal year to which the election applies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement).

10.2	First Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement).

10.3	Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement).

10.4	Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement).

10.5	Apogee Enterprises, Inc. Partnership Plan (2005 Restatement).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ James S. Porter
James S. Porter Chief Financial Officer

Date: October 17, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement).

10.2	First Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement).

10.3	Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement).

10.4	Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement).

10.5	Apogee Enterprises, Inc. Partnership Plan (2005 Restatement).